Note 12 - Subsequent Events	6 Months Ended
Jun. 30, 2025
Notes to Financial Statements
Subsequent Events [Text Block]

12. Subsequent Events

The following event occurred after June 30, 2025:

1.

On  August 24, 2025, the Company entered into an agreement to sell M/V “Eirini P.” for a gross price of $8.5 million, following a strategy of disposing older vessels. The vessel will be delivered to its new buyers after the expiration of its current charter in  October 2025. The Company is expecting to recognize a gain of approximately $0.6 million on the sale of the vessel.

2.

On  September 2, 2025, the Company signed a term sheet with a major commercial banking institution for a loan of up to $26.9 million to partly finance the construction and delivery of one of the ultramax-sized vessels currently under construction for the Company. The facility amount will be drawn in five advances simultaneously with the payments to the shipyard. The loan is subject to customary definitive documentation. The loan will be payable in twenty-eight consecutive quarterly instalments starting within three months from the fifth advance drawdown date, in the amount of $300,000 each, with a $18,524,320 balloon payment to be made together with the last installment. The interest rate margin is 1.65% over SOFR. The loan will be secured with (i) first priority mortgage over the vessel, (ii) first assignment of earnings and insurance over the vessel and (iii) other covenants and guarantees similar to the remaining loans of the Company from its delivery onwards.

3.

On  September 3, 2025, the Company signed a term sheet with a major commercial banking institution for a loan up to $39.5 million in two tranches. The first tranche of $13.5 million will refinance the existing facility of Yannis Navigation Ltd. and provide investment capital to the Company and will be drawn by the end of October 2025. The second tranche of $26.0 million will partly finance the construction and delivery of the second of the ultramax-sized vessels currently under construction for the Company and will be drawn in four advances simultaneously with the payments to the shipyard. The loan is subject to customary definitive documentation. Regarding the first tranche, the loan will be payable in twenty eight consecutive quarterly instalments in the amount of $250,000, with a $6,500,000 balloon payment to be made together with the last installment. The second tranche will be repaid in thirty two consecutive quarterly instalments in the amount of $325,000, with a $15,600,000 balloon payment to be made together with the last installment. First instalment of each tranche will be due three months from the respective tranche’s last drawdown date. The interest rate margin is 1.65% over SOFR. The loan will be secured with (i) first priority mortgage over the vessels, (ii) first assignment of earnings and insurance over the vessels and (iii) other covenants and guarantees similar to the remaining loans of the Company for the M/V Yannis Pittas, and from its delivery onwards, for the second new building vessel.

4.

On  September 18, 2025, the Company repaid in full the outstanding amount of $1.2 million of the loan of Eirini Shipping Ltd. with Sinopac Capital International (HK) limited and M/V “Eirini P.” was released from its mortgage.